Exhibit 10.1

AMENDMENT DATED DECEMBER 14, 2015, TO THE SECOND
AMENDED LETTER LOAN AGREEMENT AND THE SECOND AMENDED
PROMISSORY NOTE, BOTH DATED NOVEMBER 13, 2014

This Amendment to that certain Second Amended Letter Loan Agreement and that certain Second Amended Promissory Note, both dated December 13, 2014, between Lucas Energy, Inc. (“LEI”), and Louise H. Rogers, an individual as her separate property (“Rogers”), is entered into and made effective on this 14th day of December, 2015. This document is referred to as the “December 2015 Amendment.”

Recitals

On or about November 18, 2014, to be effective November 13, 2014, LEI and Rogers (collectively, the “Parties”) entered into the Second Amended Letter Loan Agreement (“2d LLA”) and the Second Amended Promissory Note (“2d Note”). On August 12, 2015, the Parties entered into an additional amendment to the 2d Note and 2d LLA extending the maturity date to September 13, 2015, and including other changes and on August 28, 2015, the Parties entered into an additional amendment to the 2d Note and 2d LLA extending the maturity date to September 13, 2015, and including other changes. All references to the 2d LLA and the 2d Note include the August 12, 2015 and August 28, 2015, amendment.

The Parties desire to clarify and confirm certain terms and conditions of the 2d LLA and the 2d Note as set forth below.

All capitalized terms in this December 2015 Amendment shall have the meaning given in this document, and if not defined in this document, they shall have the meaning given in the 2d LLA in its Schedule A entitled “Definitions.”

Terms of December 2015 Amendment

In recognition of the facts set forth above and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

1.	LEI has previously formed CATI Operating LLC as a Texas limited liability company and which is a wholly-owned subsidiary of LEI (“CATI”).

2.
Promptly following the date of this December 2015 Amendment, LEI shall transfer to CATI all of its oil and gas interests as listed in Exhibit A to this December 2015 Amendment and which is incorporated by reference in this December 2015 Amendment for all purposes.  LEI warrants and represents that the list contained in Exhibit A is exhaustive and complete.  LEI shall contemporaneously transfer to CATI all other assets listed on the Equipment Inventory attached to this December 2015 Amendment as Exhibit B and which is incorporated by reference into this December 2015 Amendment for all purposes.  LEI warrants and represents that the equipment list contained in Exhibit B is exhaustive and complete.  LEI understands and agrees that if it discovers any assets of oil and gas interests, equipment, or other significant asset (with “significant” determined at the reasonable discretion of counsel for Rogers), LEI shall immediately take all steps necessary to transfer those assets to CATI.  All of these transfers of assets are referred to in this December 2015 Amendment as the “Transfer.”  LEI further warrants and represents that the oil and gas interests and the equipment listed in Exhibits A and B constitute substantially all of the assets of LEI as of December 14, 2015.

3.
Following the Transfer, Rogers shall have no right to foreclose upon or to take any other actions whatsoever against LEI (at the Nevada parent company level), in connection with the occurrence of an event of default, events of defaults, or other breaches or failures to comply with the terms of the 2d LLA, the 2d Note, or any of the other Loan Documents, by LEI (each a “Default”), Rogers shall refrain from taking any actions against LEI (at the Nevada parent company level), and instead Rogers shall take any and all actions in connection with a Default solely against CATI and its assets.  All rights, remedies, and obligations of LEI under the 2d LLA, the 2d Note, and all other Loan Documents entered into between Rogers and LEI are assigned and transferred to CATI.  All rights and remedies that Rogers previously had against LEI she now has against CATI, as amended by this December 2015 Amendment.

4.
Upon CATI’s execution of any and all documents necessary to effect the assignment of the Loan Documents and the Transfer, any and all security interests, mortgages, and other similar documents and terms of the 2d LLA, the 2d Note, and any of the other Loan Documents, which encumber the assets or operations of LEI (at the Nevada parent company level) shall solely encumber the assets and operations of CATI.  LEI shall ensure CATI executes any and all documents deemed necessary by counsel for Rogers to effect the assignment and Transfer.  LEI will enter into any other documents, agreements, and confirmations that Rogers reasonably requests to memorialize and document the intent of the parties by their entry into this Agreement.

5.
Upon CATI’s execution of any and all documents necessary to effect the assignment of the Loan Documents and the Transfer, Rogers shall provide Lucas authority to terminate any and all UCC financing statements in place encumbering LEI or its assets (at the Nevada parent company level) and Rogers will enter into any other documents, agreements, and confirmations that LEI reasonably requests to memorialize and document the intent of the parties by their entry into this Agreement.

6.
Upon CATI’s execution of any and all documents necessary to effect the assignment of the Loan Documents and the Transfer, Rogers may record any and all UCC-1s she deems necessary against CATI and CATI’s assets.

7.	Upon the effective date of the Transfer, CATI shall assume all obligations of LEI under all of the Loan Documents.

Amendment Dated December 14, 2015, to the Second Amended Letter Loan
Agreement and the Second Amended Promissory Note, Both Dated November 13, 2014
Rogers - LEI/December 14, 2015	Page 2 of 3

This December 2015 Amendment is intended to be a part of the 2d LLA and the 2d Note (and all of the other Loan Documents), effective as of December 14, 2015.

LEI and Rogers have duly executed this December 2015 Amendment as of the 14th day of December, 2015.

The parties agree that electronic signatures shall bind them to the same extent as an original signature.  This December 2015 Amendment may be executed in multiple counterparts, which together create a single document.

By:	/s/ Anthony C. Schnur	Date of Signature: December 14, 2015
Anthony C. Schnur, CEO

Louise H. Rogers

/s/Louise H. Rogers/by SEC		Date of Signature: December 14, 2015
Louise H. Rogers
By Sharon E. Conway as her attorney-in-fact

Amendment Dated December 14, 2015, to the Second Amended Letter Loan
Agreement and the Second Amended Promissory Note, Both Dated November 13, 2014
Rogers - LEI/December 14, 2015	Page 3 of 3

EXHIBIT A

Attached to and made a part of that certain Assignment and Bill of Sale dated effective December 1, 2015 by and betweeen Lucas Energy, Inc. and CATI Operatiing, LLC.

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Arline G. Pettus	Lucas Energy, Inc.	2/11/2010	1016	864	Gonzales	Texas
Benedict W Barborak and wife Bernice	George Pendergast	2/25/2000	831	438	Gonzales	Texas
Beverly Jan Burnett	Lucas Energy, Inc.	11/24/2008	993	114	Gonzales	Texas
Beverly Jean Pirkle	Lucas Energy, Inc.	8/29/2008	989	574	Gonzales	Texas
Blaxton DuBose	Billy R Wilson	10/1/2007	973	256	Gonzales	Texas
BP Ranch	Billy R Wilson	10/1/2007	973	262	Gonzales	Texas
Carolyn Anne Boothe Cox	Lucas Energy, Inc.	7/30/2009	1007	63	Gonzales	Texas
Cecil V Hagen	Hagen-Greenbriar Exploration	5/29/1987	635	15	Gonzales	Texas
Cecilia H. Wright	Lacy & Byrd, Inc.	8/19/1987	604	427	Gonzales	Texas
Charles F. Freeman et ux	Jim Burgin and Associates	2/4/1990	653	665	Gonzales	Texas
Charles W. Graham DBA Graham Land & Cattle Co	Lucas Energy, Inc.	4/1/2009	1000	834	Gonzales	Texas
Cleo Edwards Edmonds and Husband David	TRT Energy Holding, Inc.	10/31/1989	639	624	Gonzales	Texas
Don C. Rainey and wife Imogene	Lucas Energy, Inc.	8/29/2008	989	578	Gonzales	Texas
Don C. Rainey and wife Imogene	Crude Operating, LLC	6/15/2004	988	876	Gonzales	Texas
Donna Peiser	Lucas Energy, Inc.	9/9/2008	989	707	Gonzales	Texas
Emil Hrbacek and wife Lena	Geological Research Corpoation	4/18/1977	411	367	Gonzales	Texas
Ernest Fred Ehrig, Jr.	Origin Production Company	10/11/2005	931	990	Gonzales	Texas
Ernest W. Gassiot	Hall Phoenix	12/13/2010	1063	117	Gonzales	Texas
Estate of Edna Elsie Gatlin by Patsy Crockett	Lucas Energy, Inc.	5/22/2014	1164	762	Gonzales	Texas
Eugene Willard et ux	Lucas Energy, Inc.	8/9/2010	1028	840	Gonzales	Texas
Francis Wright	Lucas Energy, Inc.	7/29/2011	1066	368	Gonzales	Texas
George Gregory Griffin, Jr	TRT Energy Holding, Inc.	11/9/1989	639	661	Gonzales	Texas
Henry E. Christian and wife Nellie	Royal Oil and Gas Corp	047/20/1988	620	246	Gonzales	Texas
Jackie Robertson	Teton Exploration	4/9/2010	1020	717	Gonzales	Texas
James D. Gray, Jr. and wife Donna	Plantation Exploration, Inc.	10/25/2006	953	84	Gonzales	Texas
James David Powell	Lucas Energy, Inc.	6/30/2010	1027	933	Gonzales	Texas
James Edwin Mills	Lucas Energy, Inc.	3/25/2011	1048	339	Gonzales	Texas
James E Mills and wife Viola	TRT Energy Holding, Inc.	10/27/1989	639	631	Gonzales	Texas
James E Mills and wife Viola	Lucas Energy, Inc.	9/5/2008	989	715	Gonzales	Texas
James S Porter et ux	Lucas Energy, Inc.	8/5/2010	1028	470	Gonzales	Texas
James W. Paterson et ux	Lucas Energy, Inc.	8/9/2010	1028	927	Gonzales	Texas
Jesse M. Pacheco et al	Lucas Energy, Inc.	8/9/2010	1028	929	Gonzales	Texas
Jessie Perkins	TRT Energy Holding, Inc.	10/9/1989	638	1	Gonzales	Texas
Joan Edeth Corte	George Pendergast	10/15/1999	830	955	Gonzales	Texas
Joan Yvonne Griffin, Trustee et al	Lucas Energy, Inc.	6/1/2010	1024	50	Gonzales	Texas
Joe Dale Mills	Lucas Energy, Inc.	9/5/2008	989	719	Gonzales	Texas
Joe W. Hindman et al	Crude Operating, LLC	4/23/2007	962	374	Gonzales	Texas
Joe I. Loomis, et ux	Billy R. Wilson	8/27/2008	989	115	Gonzales	Texas
John Butler Lester, et al	Billy R. Wilson	8/1/1996	770	883	Gonzales	Texas
John Butler Lester, et al	Lucas Energy, Inc.	6/4/2010	1023	902	Gonzales	Texas
Jonathan Will Ruddock et ux	Lucas Energy, Inc.	12/8/2010	1038	857	Gonzales	Texas
Jonathon Will Ruddock and wife Jennifer	Lucas Energy, Inc.	9/10/2009	1009	486	Gonzales	Texas
Keith Borrer	Crude Operating, LLC	3/28/2005	937	903	Gonzales	Texas
Kenneth L. Hodges, et al	Lucas Energy, Inc.	7/22/2011	1060	467	Gonzales	Texas
Kenneth P Whiddon and wife Mary Jane	Lucas Energy, Inc.	9/28/2007	970	336	Gonzales	Texas
Kristin N. Schuette, et al	Lucas Energy, Inc.	10/13/2011	1067	294	Gonzales	Texas
Lawerence Weigelt, Mary Sutton, Josephine Ard	Tuskar (Texas) Inc.	11/7/1990	670	480	Gonzales	Texas
Leslie R. Talley, et ux	Lucas Energy, Inc.	8/6/2007	967	646	Gonzales	Texas
Leslie R. Talley, et ux	Lucas Energy, Inc.	7/28/2010	1027	937	Gonzales	Texas
Leta Inez Gescheidle	Lucas Energy, Inc.	12/12/2009	1014	458	Gonzales	Texas
Louis Zavadil & wife Hilda	Hagen-Greenbriar Exploration	8/5/1988	622	200	Gonzales	Texas
M & R Poultry, Inc.	Lucas Energy, Inc.	9/5/2008	989	710	Gonzales	Texas
Michael T. Rainey	Lucas Energy, Inc.	8/29/2008	989	569	Gonzales	Texas
Mildred Lowe Freeman	Jim Burgin and Associates	2/4/1990	653	763	Gonzales	Texas
Milton D. Hines and wife Reta P.	Geological Research Corpoation	9/24/1975	412	12	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	8/12/2011	1061	564	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	5/9/2008	984	643	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	9/11/2009	1009	633	Gonzales	Texas
Milton D. Hines and wife Reta P.	Lucas Energy, Inc.	6/13/2011	1056	186	Gonzales	Texas

Page 1 of 4

Myrna Paterson McLeroy, et al	Lucas Energy, Inc.	8/9/2010	1028	925	Gonzales	Texas
Nella Montgomery	Teton Exploration	4/9/2010	1020	715	Gonzales	Texas
Odd Fellow World Eye Bank & Visual Research FDN	Plantation Exploration, Inc.	10/31/2006	956	223	Gonzales	Texas
Patricia Ann Farrell	Lucas Energy, Inc.	9/10/2009	1009	481	Gonzales	Texas
Phillip R. Roeber et ux	George K. Pendergast	10/12/1999	824	784	Gonzales	Texas
Phillip R. Roeber et ux	Lucas Energy, Inc.	8/12/2010	1034	420	Gonzales	Texas
R B Trull etal	Tuskar (Texas) Inc.	12/14/1990	673	355	Gonzales	Texas
Raymond P. Roeber et al	Lacy & Byrd, Inc.	1/11/1988	612	543	Gonzales	Texas
Rebeca Hindman	Lucas Energy, Inc.	9/3/2010	1031	779	Gonzales	Texas
Robert J. Carter Trust	Lucas Energy, Inc.	8/17/2011	1062	94	Gonzales	Texas
Robert R Boothe, Jr.	Lucas Energy, Inc.	6/25/2009	1006	735	Gonzales	Texas
Robert W Norris, MD	Lucas Energy, Inc.	9/16/2008	990	238	Gonzales	Texas
Rozela Kifer	Billy R. Wilson	3/1/1988	616	692	Gonzales	Texas
Ruddock Vaccinating Service	Paloma Production Company	8/1/1979	456	191	Gonzales	Texas
Ruddock Vaccinating Service	Czar Resources, Inc.	10/23/1980	473	751	Gonzales	Texas
Ruddock Vaccinating Service	TRT Energy Holding, Inc.	10/5/1989	638	12	Gonzales	Texas
Ruddock Vaccinating Service	Lucas Energy, Inc.	1/25/2007	957	305	Gonzales	Texas
Ruddock Vaccinating Service	Lucas Energy, Inc.	8/31/2007	969	381	Gonzales	Texas
S R Bethel Jr and Bethel Lester	Geological Research Corporation	3/23/1976	415	714	Gonzales	Texas
Southern Comfort Farms	Lucas Energy, Inc.	8/9/2010	1028	931	Gonzales	Texas
Susan Norris Pick, MD	Lucas Energy, Inc.	9/16/2008	990	234	Gonzales	Texas
T. B. Hodges	Lucas Energy, Inc.	6/30/2008	985	354	Gonzales	Texas
T. B. Hodges	Lucas Energy, Inc.	8/5/2010	1028	472	Gonzales	Texas
Thoman D Manford III, Co Trustee	Lucas Energy, Inc.	12/9/2009	1014	718	Gonzales	Texas
Thomas E Norris, MD	Lucas Energy, Inc.	9/16/2008	990	242	Gonzales	Texas
Upton Ruddock et ux	TRT Energy Holding, Inc.	10/5/1989	638	6	Gonzales	Texas
Upton Ruddock	Lucas Energy, Inc.	9/25/2008	989	797	Gonzales	Texas
Upton Ruddock	Lucas Energy, Inc.	9/2/2014	1178	417	Gonzales	Texas
Upton Ruddock and wife Emma Rae	Lucas Energy, Inc.	8/31/2007	969	377	Gonzales	Texas
Wanda Gayle Collins Glendenning	Lucas Energy, Inc.	8/5/2010	1028	923	Gonzales	Texas
Wayne Ahr	Lucas Energy, Inc.	8/10/2010	1028	14	Gonzales	Texas
Wayne James Dworaczyk et al	George Pendergast	11/13/1998	814	77	Gonzales	Texas
William A McMillion et ux	Lucas Energy, Inc.	8/5/2010	1028	921	Gonzales	Texas
William Dickson Barnett et al	Crude Operating, LLC	6/20/2004	906	908	Gonzales	Texas
William Ray Benes et al	George Pendergast	3/15/1999	824	663	Gonzales	Texas

WELLS

ALI-O UNIT	Gonzales	Texas
W L BARNETT ET AL UNIT 1	Gonzales	Texas
W L BARNETT ET AL UNIT 2	Gonzales	Texas
W L BARNETT ET AL UNIT 3	Gonzales	Texas
W L BARNETT ET AL UNIT 4	Gonzales	Texas
BURNETT 1	Gonzales	Texas
CANNAN 1	Gonzales	Texas
CONE-DUBOSE UNIT 1	Gonzales	Texas
GANDRE 1	Gonzales	Texas
GATLIN 1	Gonzales	Texas
GRIFFIN OIL UNIT 2	Gonzales	Texas
GRIFFIN-RUDDOCK OIL UNIT 1	Gonzales	Texas
H.O.P.E. 1	Gonzales	Texas
HAGEN RANCH 3	Gonzales	Texas
HAGEN RANCH 4H	Gonzales	Texas
HAGEN RANCH UNIT 1	Gonzales	Texas
HOLUB 1	Gonzales	Texas
JIM DAVIS UNIT 1	Gonzales	Texas
KUNTSCHIK 1	Gonzales	Texas
J B LESTER 1	Gonzales	Texas
MERIT-RVS OIL UNIT 1	Gonzales	Texas
MILTON HINES 1 ST	Gonzales	Texas
PERKINS OIL UNIT 1	Gonzales	Texas
JESSIE PERKINS 1D	Gonzales	Texas
RVS OIL UNIT 3	Gonzales	Texas
RVS 2	Gonzales	Texas
RVS OIL UNIT 1	Gonzales	Texas
RAINEY UNIT 1H	Gonzales	Texas

Page 2 of 4

UPTON RUDDICK 1	Gonzales	Texas
F T SCHAUER 1	Gonzales	Texas
WRIGHT 1	Gonzales	Texas
LOUIS ZAVADIL 2 ST	Gonzales	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Team Bank, N.A., Trustee, Acct # 5301, as amended	Edwin S. Nichols Expl, Inc.	2/27/1990	742	612	Wilson	Texas
		3/27/1990	744	671	Wilson	Texas
		12/14/1990	769	657	Wilson	Texas
James L. Wiatrek, et ux, as amended	El Tex Petroleum, LLC	7/22/2008	1468	742	Wilson	Texas
		10/29/2008	1481	841	Wilson	Texas
John Stoeltje, et ux	El Tex Petroleum, LLC	8/19/2008	1476	237	Wilson	Texas
Louise G. Wall, et al	El Tex Petroleum, LLC	9/3/2008	1475	310	Wilson	Texas
Martha Jane Russell, et al	El Tex Petroleum, LLC	3/13/2009	1498	846	Wilson	Texas
Gene Yelton, et ux	El Tex Petroleum, LLC	3/13/2009	1498	858	Wilson	Texas
Jason Pfiel	Lucas Energy, Inc.	9/24/2010	1537	307	Wilson	Texas
William E. Fowler	Lucas Energy, Inc.	6/20/2011	1617	683	Wilson	Texas
Cynthia K. Sanders	Lucas Energy, Inc.	6/20/2011	1617	678	Wilson	Texas
Pfiel Family Trust	Origin Production Company, Inc.	10/1/2009	1531	214	Wilson	Texas
Francis Eugene Morganroth	Lucas Energy, Inc.	2/15/2011	1594	172	Wilson	Texas
Richard W. Thayer, et ux	El Tex Petroleum, LLC	11/25/2008	1486	328	Wilson	Texas

WELLS

ESCHENBURG 4BH	Wilson	Texas
ESCHENBURG 4H	Wilson	Texas
R L ESCHENBURG II ET AL 1	Wilson	Texas
PFIEL 2	Wilson	Texas
PFIEL 1A	Wilson	Texas
STOELTJE 2	Wilson	Texas
TEAM BANK 1H	Wilson	Texas
WALL 1	Wilson	Texas
WIATREK 1	Wilson	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Emory Rauschhuber, et ux	Origin Production Company, Inc.	9/1/2011	97	237	Frio	Texas
Emory Rauschhuber, et ux	Origin Production Company, Inc.	9/1/2011	97	232	Frio	Texas

WELLS

RAUSCHHUBER 2	Frio	Texas
RAUSCHHUBER 3	Frio	Texas
RAUSCHHUBER 4	Frio	Texas
RAUSCHHUBER 5	Frio	Texas
RAUSCHHUBER 6	Frio	Texas
EMORY RAUSCHHUBER 2	Frio	Texas
EMORY RAUSCHHUBER 2	Frio	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
Lillie Copeland	Billy R. Wilson	10/23/2000	912	530	Karnes	Texas
Red Crest Trust, JP Morgan Chase Bank, NA, Trustee	Billy R. Wilson	3/25/2008	873	394	Karnes	Texas
Leland Copeland	Lucas Energy, Inc.	7/16/2013	1134	651	Karnes	Texas
Glenn D. & Betty Boggs, Jr.	Lucas Energy, Inc.	8/16/2013	1134	653	Karnes	Texas

Page 3 of 4

WELLS

COPELAND KARNES 1H	Karnes	Texas
GRIFFIN 1	Karnes	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
BP America Production Company	Kidd Production Company	5/1/2010	323	234	Sabine	Texas

WELLS

ARCO Fee A-418 1H	Sabine	Texas

LEASES

Lessor	Lessee	Date	Vol	PG	County	State
BP America Production Company	Kidd Production Company	12/1/2010	904	184	Jasper	Texas

WELLS

ARCO Fee A-908 1H	Jasper	Texas

Page 4 of 4

Equipment Inventory_Insurance_8_1_2015
Lucas Energy Wells

No.	Lease	Well No.	Status	WI %	Pumping Unit	Tanks	Heater Treater & Separator	Wellhead Other	Surface Equipment	Trucks	Manufacturer	G/E	Model	Serial #
1	Ali-O	1	SI	100%	$ 50,000	$ 25,000	$ 18,500	$ 2,000	$ 95,500		Kreiter	G	5801-0077	
2	Arco Fee 418	1	TA	100%	$ 10,000	$ 10,000	$ 10,000	$ 1,500	$ 31,500		Superskill	G	228D-246-86	
3	Barnett, W. L. et al	1	P	100%	$ 50,000	$ 15,000	$ 10,000	$ 2,000	$ 77,000					
4	Barnett, W. L. et al	2	SI	100%					$ -					
5	Barnett, W. L. et al	3	TA	100%					$ -					
6	Barnett, W. L. et al	4	SI	100%	$ 50,000	$ 10,000	$ 10,000	$ 2,000	$ 72,000					
7	Burnett	1	TA	100%	$ 50,000	$ 10,000	$ 10,000	$ 1,500	$ 71,500					
8	Cannan	1	SI	100%					$ -					
9	Cone-Dubose Unit	1	P	100%	$ 50,000	$ 10,000	$ 10,000	$ 2,500	$ 72,500		Superskill	E	C320D-256-120	
10	Copeland Karnes	1H	P	100%	$ 50,000	$ 10,000	$ 18,500	$ 1,500	$ 80,000		Stuller-Sentinel	G	2285246D686	
11	Eschenburg II, R.L.	1	P	100%	$ 30,000	$ 10,000	$ 10,000	$ 2,000	$ 52,000					
12	Eschenburg	4H	P	100%	$ 30,000	$ 10,000	$ 10,000	$ 2,000	$ 52,000			E	C228D-246-86	4H-API-228D-246-86
13	Gandre	1	SI	100%					$ -					
14	Gatlin	1	P	100%	$ 42,000	$ 10,000	$ 18,500	$ 2,000	$ 72,500		Lufkin	E	M-228D-256-100	
15	Griffin (Karnes Co.)	1	P	100%	$ 30,000	$ 15,000		$ 2,000	$ 47,000		National	G	160D	
16	Griffin	2	P	100%	$ 78,000	$ 25,000	$ 18,500	$ 2,000	$ 123,500		Sentry International Inc.	E	C320D-256-120N	
17	Griffin-Ruddock	1	P	100%	$ 60,000	$ 15,000	$ 18,500	$ 1,500	$ 95,000		American	E	T20F86-3-2957	
18	Hagen EF (MRO)	1H	P	15%	$ 11,250	$ 15,000	$ 3,375	$ 300	$ 29,925					
19	Hagen EF (MRO)	2H	P	15%	$ 11,250	$ 15,000	$ 3,375	$ 300	$ 29,925					
20	Hagen Ranch	1	P	51%	$ 20,000	$ 25,000	$ 9,435	$ 1,020	$ 55,455		National	E	166251	
21	Hagen Ranch	3	P	55%	$ 23,100	$ 15,000	$ 12,375	$ 1,100	$ 51,575		Sentry	E	228D/2006-03	
22	Hagen Ranch	4H	P	25%	$ 10,500	$ 6,313	$ 4,625	$ 500	$ 21,938					
23	H.O.P.E.	1	SI	100%					$ -		LS Equipment Corp	G		228-10-04-0
24	Jim Davis	1	P	100%	$ 50,000	$ 15,000	$ 17,000	$ 2,000	$ 84,000		Cabot	E	456D-365-120	
25	Kuntschik	1	P	95%	$ 39,900	$ 25,000	$ 17,575	$ 1,900	$ 84,375		Pumpjack	E	C-228D-246-86	
26	Lester, JB	1	P	100%	$ 42,000	$ 15,000	$ 18,500	$ 1,500	$ 77,000		IDECO	E		
27	Merit-RVS	1	P	100%	$ 50,000	$ 26,250	$ 16,500	$ 1,500	$ 94,250		Kenefick	E	246	
28	Milton Hines	1	P	95%	$ 47,500	$ 25,000	$ 17,575	$ 1,900	$ 91,975		Lufkin	E	228	Rental
29	Nealy, George.	1	TA	100%					$ -					
30	Perkins	1	P	100%	$ 60,000	$ 25,000	$ 17,000	$ 2,000	$ 104,000		Magee Industries	E		
31	Perkins, Jessie	1	INJ	100%	$ 10,000	$ 46,250	$ 18,500	$ 1,500	$ 76,250			E		
32	Pfeil	2	P	100%	$ 18,000	$ 15,000	$ 18,500	$ 1,500	$ 53,000		Emnsco	E	160	2759-H36707-14BG
33	Rainey Unit	1H	P	28%	$ 11,928	$ 7,171	$ 5,254	$ 568	$ 24,921					
34	Rauschhuber, E.	3	P	100%	$ 10,000	$ 5,000	$ 6,000	$ 2,000	$ 23,000					
35	Rauschhuber	6	SI	100%	$ 15,000	$ 5,000	$ 6,000	$ 2,000	$ 28,000					
36	Ruddock, Upton	1	P	100%		$ 10,000		$ 1,500	$ 11,500		Oilwell	E	T233F-288I	
37	RVS	1	P	100%	$ 60,000	$ 35,000	$ 16,000	$ 1,500	$ 112,500			E	912d	
38	RVS	2	TA	100%				$ 1,500	$ 1,500		Bethleham Supply Co.	E		
39	RVS	3	P	100%	$ 38,000	$ 15,000	$ 17,000	$ 2,000	$ 72,000		American	E	T30F120-4AL-4307	

C:\Users\jwright\Desktop\Equipment Inventory_Insurance_8_1_2015Equipment Inventory_Insurance_8_1_2015Lucas Energy Wells
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Equipment Inventory_Insurance_8_1_2015
Lucas Energy Wells

No.	Lease	Well No.	Status	WI %	Pumping Unit	Tanks	Heater Treater & Separator	Wellhead Other	Surface Equipment	Trucks	Manufacturer	G/E	Model	Serial #
40	Schauer	1	TA	100%					$ -					
41	Stoeltje	2	P	100%	$ 25,000	$ 15,000	$ 18,500	$ 2,000	$ 60,500		Lufkin	G	228DB	
42	Team Bank	1	P	100%	$ 25,000	$ 15,000	$ 18,500	$ 1,500	$ 60,000		Superskill	E	C160D-200-74	CP5508-160-004
43	Wakefield, Gerald	1	SI	100%					$ -					
44	Wall	1	P	100%	$ 60,000	$ 25,000	$ 18,500	$ 2,000	$ 105,500		Pumpjack	G	228D	
45	Wiatrek	1	P	100%	$ 45,000	$ 25,000	$ 18,500	$ 2,000	$ 90,500		Pumpjack	E	228D	
46	Wright	1	TA	100%		$ 20,000		$ 2,000	$ 22,000		Superskill	E		
47	Zavadil, Louis	2ST	P	81%	$ 40,600	$ 15,000	$ 12,180	$ 1,500	$ 69,280		Lufkin	E	228D-213-86	
48	2013 F250 Super Duty									$ 35,000	Ford			1FT7W2BT1DEA38927
49	2013 F250 Super Duty									$ 35,000	Ford			1FT7X2B66DEB72498
50	2013 F250 Super Duty									$ 35,000	Ford			1FT7X2B64DEB91339
51	2014 Mobile Home									$ 51,388	Cavco		150LT16764D	CAV150TX1411304A
	TOTAL				$ 1,244,028	$ 600,984	$ 444,769	$ 60,088	$ 2,349,869	$ 156,388				

C:\Users\jwright\Desktop\Equipment Inventory_Insurance_8_1_2015Equipment Inventory_Insurance_8_1_2015Lucas Energy Wells

12/8/2015